UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2019

The Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51018

Delaware	23-3016517
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

409 Silverside Road
Wilmington, DE 19809
(Address of principal executive offices, including zip code)

302-385-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

[  ]  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	TBBK	Nasdaq Global Select

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of The Bancorp, Inc. (“we,” “our” or the “Company”) was held on May 13, 2019.  The final results of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1:  All of the Board of Directors’ nominees for director were elected to serve until the Company’s 2020 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth below.

Nominees	Votes for	Votes against	Abstentions
Daniel G. Cohen	45,679,404	3,726,934	4,495
Damian Kozlowski	48,366,882	1,037,600	6,351
Walter T. Beach	45,784,680	3,620,099	6,054
Michael J. Bradley	46,118,646	3,286,133	6,054
John C. Chrystal	48,775,206	632,403	3,224
Matthew Cohn	46,057,960	3,346,714	6,159
John Eggemeyer	48,813,832	590,947	6,054
Hersh Kozlov	43,659,649	5,746,304	4,880
William H. Lamb	44,694,577	4,710,130	6,126
James J. McEntee, III	46,573,203	2,832,750	4,880
Mei-Mei Tuan	48,430,452	974,255	6,126

All of the nominees for director were elected for one year terms. With respect to each nominee, the total number of broker non-votes was 2,759,775.

Item No. 2:  The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, by the votes set forth below. Of shares that were voted either for or against the advisory vote for executive compensation, 70% voted For.  The Company actively reaches out to its shareholders on executive compensation and encourages feedback to the Investor Relations Officer, Andres Viroslav, at (215) 861-7990, or the Chief Financial Officer, Paul Frenkiel, at (302) 385-5122.

Votes for	Votes against	Abstentions
33,668,513	14,697,105	1,045,215

There were 2,759,775 broker non-votes on this proposal.

Item No. 3:  The stockholders approved the selection of Grant Thorton LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year, by the votes set forth below.

Votes for	Votes against	Abstentions
51,639,970	527,055	3,583

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2019	The Bancorp, Inc.

	By:	/s/ Paul Frenkiel
	Name:	Paul Frenkiel
	Title:	Chief Financial Officer and
Secretary